EGA EMERGING GLOBAL SHARES TRUST

Supplement dated September 30, 2013 to the Summary Prospectus dated August 6, 2013, for EGShares Beyond BRICs ETF.

The following replaces in its entirety the disclosure appearing under “Fees and Expenses” and “Example”:

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and/or Service (12b-l) Fees (1)	0.00%
Total Annual Fund Operating Expenses (2)	0.85%
Fee Waiver (3)	0.27%
Total Annual Fund Operating Expenses after Fee Waiver	0.58%

(1) The Fund does not anticipate that it will incur any 12b-1 fees during the current fiscal year.

(2) Emerging Global Advisors, LLC (“EGA” or the “Adviser”) pays all of the expenses of the Fund, except for the Fund’s advisory fee payments under the Fund’s 12b-1 plan (if any), brokerage expenses, taxes, interest, and litigation expenses, and other extraordinary or merger expenses.

(3) EGA Emerging Global Shares Trust (the “Trust”) and EGA, adviser to the Fund, have entered into a written fee waiver agreement (“Fee Waiver Agreement”) pursuant to which EGA has agreed to waive its advisory fee to 0.58% of the Fund’s average daily net assets.  The Fee Waiver Agreement will remain in effect and will be contractually binding for two years from October 1, 2013.  The Fee Waiver Agreement may be terminated at any time by the Board of Trustees of the Trust, but may not be terminated by EGA during the term of the Fee Waiver Agreement.  The Fee Waiver Agreement shall automatically terminate upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of merger or liquidation of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same, except that the Fund’s expenses are waived during the first year by the fee waiver agreement described above.  This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year _______________	3 Years _________________	5 Years __________________	10 Years __________________
$59	$216	$417	$998